EXHIBIT 99.2

Funds from Operations (“FFO”) and Adjusted FFO, which is FFO adjusted to account for cash inflows or outflows associated with the deferred energy accounts, are presented here because the Company believes that these measures are useful to investors because the ratings agencies use these measures when determining a company's credit ratings. The cost of the Company's debt, the ability of the Company's subsidiaries to pay dividends to the Company, and other capital and operational costs and expenses are impacted by the Company's credit ratings. The Company believes that net income is the most directly comparable GAAP measure to FFO.

Since FFO excludes certain items includable in net income, reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP measures. FFO is not necessarily an indication of the Company's cash flow available to fund cash needs. Additionally, it should not be used as an alternative to net income when evaluating the Company's financial performance or to cash flow from operating, investing and financing activities when evaluating the Company's liquidity or ability to make cash distributions or pay debt service. The FFO presented by the Company may not be comparable to the FFO presented by other utility companies.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)

Sierra Pacific Resources

Funds From Operations (FFO)
	Three Months ended March 31,		Year ended December 31,			LTM March 31,
	2007	2006	2006	2005	2004	2007

Net Income Applicable to Common Stock	$15,607	$1,242	$277,451	$82,237	$28,571	$291,816

Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation and amortization	56,233	57,461	228,875	214,662	205,922	227,647
Deferred taxes and deferred investment tax credit	5,165	(1,822)	136,026	41,609	33,690	143,013
AFUDC (Debt and Equity)	(11,901)	(12,134)	(35,345)	(45,013)	(14,535)	(35,112)
Deferred Energy Costs Disallowed	-	-	-	-	1,586	-
Goodwill Impairment	-	-	-	-	11,695	-
Impairment of assets of subsidiary	-	-	-	-	10,997	-
Gain on Sale of Discontinued Operations	-	-	-	-	(2,506)	-
Plant Costs disallowed	-	-	-	-	47,092	-
Reinstatement of deferred energy costs	-	-	(178,825)	-	-	(178,825)
Reinstatement of interest on deferred energy	(11,076)	-	-	-	-	(11,076)
Carrying Charge on Lenzie Plant	(10,082)	(4,031)	(33,440)	-	-	(39,491)
Gain on Sale of Investment	-	-	(62,927)	-	-	(62,927)
Other, net	(3,637)	41	24,650	(219)	23,453	20,972
Funds from Operations (Before Deferred Energy Costs)	40,309	40,757	356,465	293,276	345,965	356,017
Amortization Deferred energy costs - electric	36,141	32,560	166,821	188,221	265,418	170,402
Amortization Deferred energy costs - gas	478	3,021	6,234	1,446	3,242	3,691
Deferral of energy costs - electric plus terminated suppliers	228	(34,776)	(45,996)	(23,063)	(147,589)	(10,992)
Deferral of energy costs - gas	(2,330)	1,592	436	(2,519)	(7,480)	(3,486)
Payment to terminating supplier	-	(65,368)	(65,368)	-	(61,129)	-
Proceeds from claim on terminating supplier	-	41,365	41,365	-	-	-
Adjusted Funds from Operations	$74,826	$19,151	$459,957	$457,361	$398,427	$515,632

Long-term Debt	4,147,322	4,122,580	4,001,542	3,817,122	4,081,281	4,147,322
Current maturities of long term debt plus short-term borrowings	8,625	196,325	8,348	58,909	8,491	8,625
Total Debt	$4,155,947	$4,318,905	$4,009,890	$3,876,031	$4,089,772	$4,155,947

Preferred Stock	-	-	-	50,000	50,000	-

Net interest expense	69,669	72,599	311,088	284,927	307,546	308,158
AFUDC Debt	5,334	6,002	17,119	24,691	8,587	16,451
Adjusted Interest Expense	$75,003	$78,601	$328,207	$309,618	$316,133	$324,609

Debt/Funds from operations			11.25x	13.22x	11.82x	11.67x
Debt/Adjusted FFO			8.72x	8.47x	10.26x	8.06x
Funds from Operations Interest Coverage			2.09x	1.95x	2.09x	2.10x
Adjusted Funds From Operations Interest Coverage			2.40x	2.48x	2.26x	2.59x
Common shareholders equity			$2,622,297	$2,060,154	$1,498,616	$2,642,158
Total Capitalization			$6,632,187	$5,986,185	$5,638,388	$6,789,480
Debt/Capitalization			60.46%	64.75%	72.53%	61.21%

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)

Nevada Power Company

Funds From Operations (FFO)
	Three Months ended March 31,		Year ended December 31,			LTM March 31,
	2007	2006	2006	2005	2004	2007

Net Income (Loss)	$4,582	$(3,296)	$224,540	$132,734	$104,312	$232,418

Adjustments to reconcile net income (loss) to net cash provided by operating activities:

Depreciation and amortization	35,761	34,237	141,585	124,098	118,841	143,109
Deferred taxes and deferred investment tax credit	(2,645)	(4,820)	107,392	86,910	57,066	109,567
AFUDC (Debt and Equity)	(5,648)	(10,801)	(23,369)	(41,870)	(9,968)	(18,216)
Deferred Energy Costs Disallowed	-	-	-	-	1,586	-
Reinstatement of Deferred Energy Costs	-	-	(178,825)			(178,825)
Reinstatement of Interest of Deferred Energy	(11,076)	-	-	-	-	(11,076)
Carrying Charge on Lenzie Plant	(10,082)	(4,031)	(33,440)	-	-	(39,491)
Other, net	(4,419)	(405)	3,394	(7,433)	(44,149)	(620)
Funds from Operations (Before Deferred Energy Costs)	6,473	10,884	241,277	294,439	227,688	236,866
Amortization Deferred energy costs	24,082	21,278	120,499	131,471	228,765	123,303
Deferral of energy costs plus terminated suppliers	(844)	(23,286)	(46,086)	(31,219)	(112,992)	(23,644)
Payment to terminating supplier	-	(37,410)	(37,410)	-	(50,311)	-
Proceeds from claim on terminating supplier	-	26,391	26,391	-	-	-
Adjusted Funds from Operations	$29,711	$(2,143)	$304,671	$394,691	$293,150	$336,525

Long-term Debt	2,501,650	2,388,210	2,380,139	2,214,063	2,275,690	2,501,650
Current maturities of long term debt	6,225	163,925	5,948	6,509	6,091	6,225
Total Debt	$2,507,875	$2,552,135	$2,386,087	$2,220,572	$2,281,781	$2,507,875

Net interest expense	43,992	41,194	176,612	134,657	137,388	179,410
AFUDC Debt	2,550	5,372	11,614	23,187	5,738	8,792
Adjusted Interest Expense	46,542	46,566	$188,226	$157,844	$143,126	$188,202

Debt/Funds from operations			9.89x	7.54x	10.02x	10.59x
Debt/Adjusted FFO			7.83x	5.63x	7.78x	7.45x
Funds from Operations Interest Coverage			2.28x	2.87x	2.59x	2.26x
Adjusted Funds From Operations Interest Coverage			2.62x	3.50x	3.05x	2.79x
Common shareholders equity			$2,172,198	$1,762,089	$1,436,788	$2,176,988
Total Capitalization			$4,558,285	$3,982,661	$3,718,569	$4,678,638
Debt/Capitalization			52.35%	55.76%	61.36%	53.60%

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)

Sierra Pacific Power Company

Funds From Operations (FFO)
	Three Months ended March 31,		Year ended December 31,			LTM March 31,
	2007	2006	2006	2005	2004	2007

Net Income	$21,968	$12,272	$57,709	$52,074	$18,577	$67,405

Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation and amortization	20,472	23,224	87,279	90,569	86,806	84,527
Deferred taxes and deferred investment tax credit	1,142	(41,878)	(39,361)	209	11,640	3,659
AFUDC (Debt and Equity)	(6,253)	(1,333)	(11,976)	(3,143)	(4,567)	(16,896)
Plant Costs disallowed	-	-	-	-	47,092	-
Other, net	1,881	1,090	16,935	318	474	17,726
Funds from Operations (Before Deferred Energy Costs)	39,210	(6,625)	110,586	140,027	160,022	156,421
Amortization Deferred energy costs - electric	12,052	11,282	46,322	56,750	36,653	47,092
Amortization Deferred energy costs - gas	478	3,021	6,234	1,446	3,241	3,691
Deferral of energy costs - electric plus terminated suppliers	1,072	(11,490)	90	8,156	(34,598)	12,652
Deferral of energy costs - gas	(2,330)	1,592	436	(2,519)	(7,480)	(3,486)
Payment to terminating supplier	-	(27,958)	(27,958)	-	(10,818)	-
Proceeds from claim on terminating supplier	-	14,974	14,974	-	-	-
Adjusted Funds from Operations	$50,482	$(15,204)	$150,684	$203,860	$147,020	$216,370

Long-term Debt	1,095,180	1,073,197	1,070,858	941,804	994,309	1,095,180
Current maturities of long term debt plus short-term borrowings	2,400	32,400	2,400	52,400	2,400	2,400
Total Debt	$1,097,580	$1,105,597	$1,073,258	$994,204	$996,709	1,097,580

Preferred Stock	-	-	-	50,000	50,000	-

Net interest expense	14,783	18,156	71,506	69,067	62,831	68,133
AFUDC Debt	2,784	630	5,505	1,504	2,849	7,659
Adjusted Interest Expense	$17,567	$18,786	$77,011	$70,571	$65,680	75,792

Debt/Funds from operations			9.71x	7.10x	6.23x	7.02x
Debt/Adjusted FFO			7.12x	4.88x	6.78x	5.07x
Funds from Operations Interest Coverage			2.44x	2.98x	3.44x	3.06x
Adjusted Funds From Operations Interest Coverage			2.96x	3.89x	3.24x	3.85x
Common shareholders equity			$884,737	$727,777	$705,395	$906,987
Total Capitalization			$1,957,995	$1,771,981	$1,752,104	$2,002,167
Debt/Capitalization			54.81%	56.11%	56.89%	54.82%